EXHIBIT 10-(l)(i)


                         1996 MANAGEMENT INCENTIVE PLAN
                         ------------------------------


                            SUMMARY PLAN DESCRIPTION

I.   Purpose
     -------

The purpose of the Management Incentive Plan ("MIP") is to recognize and reward exceptional performance that contributes to the overall profitability and growth of the corporation. It provides financial rewards and recognition based on company and individual performance.

II.  Eligibility
     -----------

Employees in salary grades 12 and above are eligible to participate in the plan. An employee who is eligible, however, is not guaranteed bonus status, receipt of an award or to continue participation. An employee's capacity for their position to measurably impact the success of the organization is a criterium for participation, and rates of participation in the lower eligible grade levels can be reduced or eliminated. Senior management in each business unit can nominate participants at any point in the year, subject to the provisions of
Article XI (C), based on the overall performance of the operating unit and the individual's contribution during the Plan Year. Nominations are subject to approval by the Compensation Committee of the Board of Directors.

III. Definitions
     -----------

     A.   "Base  Salary" equals the gross earnings for the portion of the Fiscal
          --------------
          Year during which the participant was in the particular Company salary grade for which the computation is being made. It does not include MIP awards, non-recurring earnings, such as moving expenses or any allowances, or salary continuation or other payments while on an approved Leave of Absence, and is based on salary earnings before reductions for such items as insurance and pension plan contributions.

     B.   Company  Profit  Target  means operating profit goals as determined in
          -----------------------
          Section VI.

     C.   Conversion  Percentage  shall be the figure set forth in Exhibit B for
          ----------------------
          any particular MIP Component Attainment Percentage. This could range from 0 - 100% on Individual Performance, 85% - 105+% on the others.

     D.   Net Sales Targets means net sales as determined in Section VI.
          -----------------

     E.   Company  Cash  Flow  Performance  Targets   means Company Profit  plus
          -------------------------------------------
          depreciation less changes in working capital and capital expenditures, in each case as determined in Section VI.

     F.   Individual  Performance shall be established by objectives articulated
          -----------------------
          early in the plan year by each employee's supervisor. Following the completion of the plan year, each employee's performance against these objectives will be rated by the supervisor on a 0 - 100% completion scale.

     G.   Indexed  Attainment  of  Plan  means the weighted sum of the following
          -----------------------------
          conversion percentages with the following weights:

          (1)  For all participants other than the CEO:

                  Net Sales              25%
                  Company Profit         25%
                  Company Cash Flow      25%
                  Individual Performance 25%

          (2)  For the CEO:


                  Net Sales              25%
                  Company Profit         25%
                  Company Cash Flow      50%

     H.   MIP  Component  Attainment  Percentage  for each of Net Sales, Company
          --------------------------------------
          Profit and Company Cash Flow for any year is the actual Company performance for such measure divided by the Target for such measure.

IV.  Award Earned
     ------------

A participant in the Plan shall be eligible for an award based on individual and company performance which is computed in accordance with the following formula:

  Bonus level as                 Indexed             Base             Potential
a % of Base Salary       X      Attainment     X    Salary        =    Award
                                 of Plan

     (See Exhibit D for specific examples)

Where:

     "Bonus level as a % of Base Salary" is set forth in Exhibit A.

     "Indexed Attainment of Plan" has the meaning set forth in Section III,
      (F).

     "Base Salary" has the meaning set forth in Section III, (A).

V.   Split Award Component
     ---------------------

The award earned is prorated for those executives who have a bonus composition based on the performance of more than one business unit or, whose bonus level has been changed during the MIP year, or who have been hired or promoted into a bonus level during the MIP year.

The formula for calculating split award earned is:

Percent of       Bonus                                             Potential
Fiscal Year      Award as          Indexed            Base         Award earned
Associated    X  a % of Base    X  Attainment    X   Salary     =  Based on
with Business    Salary            of Plan           (during       Business Unit
Unit A                                               eligible      A (or changed
(or changed                                          period)       bonus level/
bonus level/salary)                                                salary)

           The calculation is repeated for each business unit or bonus level the award is based on.

           The award earned for each business unit or bonus level are added together to arrive at total award earned.

VI.  Targets and Payout Ranges
     -------------------------

The targets used for incentive purposes shall be proposed by the business unit based on its annual business plan. Targets and payout ranges shall be determined and approved by the CEO, or in the case of the bonus of the CEO, by the Compensation Committee of the Board of Directors of the Company.

VII. Participant Bonus Calculation
     -----------------------------

Each  participant's  bonus shall be calculated by the Chief Financial Officer of
the  Company    and  in  the  case  of the bonus of the CEO, by the Compensation
Committee of the Board of Directors of the Company.

VIII. Computation and Disbursement of Funds
      -------------------------------------

Promptly after the close of the Fiscal Year, the CEO, and in the case of the CEO, the Compensation Committee shall review and approve for each participant a final Bonus Award. Payment of the Awards shall be made promptly thereafter by check, unless an Irrevocable Deferred Payment Election has been filed with the Corporate Human Resources Department in accordance with Section IX below.

U.S. Expatriate participants will receive payment in U.S. dollars.

Local Nationals and Third Country Nationals shall receive payment in the currency of the country in which they are employed.

IX.  Deferred Payment Election
     -------------------------

Participants in the MIP have the opportunity to defer the current receipt of all or a portion of their awards and under certain options as the Company allows. For deferral to be effective, an Irrevocable Deferred Payment Election Form must be filed with the Corporate Human Resources Department within 30 days of the receipt of plan deferral documents by a participant in the plan. The deferred account for 1996 will be credited at the end of each fiscal quarter with interest, defined as the prime interest rate in effect at the beginning of each such fiscal quarter at the Chemical Bank (or its successor).

Other terms and conditions are expressly specified in the Irrevocable Deferral Payment Election Form. (Exhibit C)

All payments of awards shall be reduced by amounts required to be withheld for taxes.

X.   Changes To Awards
     -----------------

The CEO has sole discretion to amend MIP awards based upon an equitable treatment of plan participants for all participants in the Plan other than the CEO.

XI.  Partial Awards
     --------------

     A. Promptly after the close of the Fiscal Year and at the sole discretion of the CEO a participant may be entitled to the payment of a partial financial award if prior to the end of the Fiscal Year, a participant:

        -  Dies,

        - Retires (i.e., is eligible to immediately begin to receive retirement benefits under a company sponsored retirement plan),

        -  Becomes permanently disabled,

        -  Transfers to a position not entitled to bonus participation,

        -  Enters military service,

        -  Takes an approved leave of absence,

        -  Is elected to public office,

        However, no partial financial award will be paid if the participant voluntarily or involuntarily leaves prior to the date of award distribution.

     B. Partial financial awards will be computed in accordance with Section V based on the achievement of applicable targets for the entire Plan Year and on Base Salary earned in the Plan Year during employment.

     C. Participants hired or promoted into a grade level eligible for participation during the first, second or third quarter of a Plan Year and who are employed through the end of the Plan Year shall be eligible for an award based on their Base Salary earnings during the eligible portion of the Plan Year and on the achievement of applicable financial targets. Participants hired or promoted during the fourth quarter of the Plan Year will not be eligible for a partial award.

     D. All partial awards will be paid following the end of the Plan Year at such time as payments under the plan are customarily made.

XII. Administration
     --------------

This Plan shall be administered by the Corporate Human Resources Department, subject to the control and supervision of the CEO of the Company. With respect to the CEO, the Plan shall be administered by the Compensation Committee of the Board of Directors which shall have the powers described in Section XIII to the extent applicable.

XIII.   Reservations To Management
        --------------------------

The Company hereby reserves the absolute authority to select the individuals eligible to participate in the Plan and to make exceptions, and to determine the extent of participation of any individual or individuals in the Plan. The establishment of this Plan, the granting of an incentive payment, or any other action at any time taken by the Company, its Chief Executive Officer, or other officer or officers of the Company, or by its or their authority, shall not constitute any contract with, or confer any legal or equitable right (except as to the rights accrued with respect to previously earned and deferred awards) upon any employee or other person whomsoever as against the Company, or any of its subsidiary or affiliated corporations, or against any officer, director, stockholder, or employee of any such corporation. Any action taken hereunder shall not be held or construed to create a contract that any employee shall be retained in the service of the Company, or any of its subsidiary or affiliated corporations, and the Company expressly reserves unaffected hereby, its right to discharge, without liability other than for salary due and unpaid, any employee whenever its interest, in its judgement, so requires.

The decision of the Chief Executive Officer of the Company as to the facts in any case arising hereunder, and the meaning and intent of any provision hereof, or of its application, shall be final and conclusive.

The Company expressly reserves the right and power, acting through its Board of Directors or its Chief Executive Officer, to (a) alter, amend, or annul any of the provisions of this Plan at any time, and from time to time, or (b) terminate this Plan at any time, or (c) at any time (including subsequent to the end of the fiscal year, but before awards are paid) terminate and rescind the participation of any individual or individuals in this Plan.

This Plan and any action taken thereunder are subject to all federal and state laws and regulations now in effect, or which may be enacted or promulgated.

                                                                       EXHIBIT A


                             PLAYTEX PRODUCTS, INC.
                             ----------------------
                                     FY 1996
                                     -------
                           COMPUTATION OF MIP AMOUNTS
                           --------------------------


Composition of Bonus
--------------------

The bonus will be composed of a financial award, based on the Indexed Attainment of Plan of one or more business units.


                                     Target
              Grade Level           Bonus %
              -----------           -------
                  12                  10%

                  11                  10%

                  10                  15%

                  9                   20%

                  8                   25%

                  7                   30%

                  6                   35%

                  5                   40%

                  4                   50%

                  3                   75%

                  2                  100%

                                                        EXHIBIT B


                             PLAYTEX PRODUCTS, INC.
                             ----------------------

                        MANAGEMENT INCENTIVE PLAN - 1996
                        --------------------------------

                  ACHIEVEMENTS REQUIRED FOR BONUS PARTICIPATION
                  ---------------------------------------------

                 (To Be Used With Company Cash Flow Performance,

                  Net Sales Targets, and Company Profit Target)


           MIP COMPONENT

      ATTAINMENT PERCENTAGE            CONVERSION (%)
      ----------------------           --------------
               105.+                       150.0

               104                         140.0
               103                         130.0
               102                         120.0
               101                         110.0

               100                         100.0
                99                          96.67
                98                          93.33
                97                          90.0
                96                          86.67

                95                          83.33
                94                          80.00
                93                          76.67
                92                          73.34
                91                          70.0

                90                          66.66
                89                          63.33
                88                          60.0
                87                          56.63
                86                          53.34
                85                          50.0


                  ACHIEVEMENTS REQUIRED FOR BONUS PARTICIPATION
                  ---------------------------------------------
                    (To Be Used With Individual Performance)



           MIP Component                 Conversion
         Attainment Percentage           Percentage
         ---------------------           ----------
              100%                        150
               90%                        125
               80%                        100
               70%                         75
               60%                         50
              <60%                          0

                                                                       EXHIBIT C




                             PLAYTEX  PRODUCTS, INC.
                             -----------------------
                            MANAGEMENT INCENTIVE PLAN
                            -------------------------
                                      1996
                                      ----


1.   PARTICIPANT (PLEASE PRINT)
     --------------------------

     Name                                          SS#        /     /
           ----------------------------------          --------------------



2.   PAYMENT ALTERNATIVES
     --------------------

     As a participant in the Company's Management Incentive Plan (the "Plan"),
     I may be eligible to receive a bonus award during the first quarter of 1997 for the current plan year, 1996. I wish to receive any such bonus award as follows: (check one)

     A.[] CURRENT  CASH PAYMENT - 100% of such bonus award paid in a lump sum on
          ---------------------
          a current basis in the first quarter of 1997. (Do not complete other sections. Sign, date and return this form.)

     B.[] DEFERRED  PAYMENT  -  I hereby irrevocably agree with the
          -----------------
          Company that in lieu of receiving such bonus award in a lump sum in the first quarter of 1997, I elect to defer a portion or all of such bonus award as follows:

          (Must be in increments of 10%)

                        %       Current Cash Payment (as defined above).
          --------------

                        %       Deferred  until  (specify  year:  1998,  1999,
          --------------        2000, 2001, 2002) and paid  *  as  follows:
                                (check one)

          []    (i)             in a lump sum in the year specified above; or

          []    (ii)            over  a  period  of  years  (specify number of
                                years 2 to 5) in equal annual payments, starting in the year specified above.

                         %      Deferred until retirement (must  complete
          ---------------       Section 3 below).


                      100%  TOTAL
                      ====

3.   PAYMENT DEFERRED UNTIL RETIREMENT
     ---------------------------------
     * (Complete this section only if you elected payment deferred until retirement in Section 2 above.)

     The election in this section will apply only if you retire and at that time are eligible to start receiving benefits under a Company-sponsored qualified retirement plan AND you are at least 55 years of age on your last day of active employment AND you are not terminated by the Company for cause.

     I  elect  to  receive  any  payment  deferred  until retirement as follows:
     (check one)

     A. [] In a lump sum at the time of retirement (i.e. as soon after retirement as administratively feasible); or

     B. []   In a lump sum paid* in the year following retirement; or

     C. []   In  equal annual installments  beginning  in  the year following
             retirement and paid* over a period of             years (specify
                                                   ------------
             number of years 2 to 10).

4.   TERMINATION  (MUST  BE  COMPLETED  BY  ALL  PARTICIPANTS  ELECTING DEFERRED
     ---------------------------------------------------------------------------
     PAYMENT)
     -------

     (a) If my employment terminates before I am eligible to receive any payment deferred pursuant to Section 2 above, excluding a payment deferred until retirement, I elect such deferred payment to be made as follows: (check one)

          A. [] As soon after termination as administratively feasible; or

          B. [] In the year following the year of my termination*; or

                * Deferred payments will be made in the first quarter of the Company's fiscal year, at the time when bonus awards are customarily paid.

          C. [] On the dates and at the percentages selected in Section 2 above, irrespective of my termination.

     (b) (Complete this subsection only if you elected payment deferred until retirement in Section 2 above).

          If my employment terminates and I have elected payment deferred until retirement which I am ineligible to receive pursuant to Section 3 above, I elect such deferred payment to be made as follows: (check one)

          A. [] As soon after termination as administratively feasible; or

          B. [] In the year following the year of my termination.*

     (c) Any employee terminated for cause will be deemed to have elected to receive all deferred payments as soon after termination as administratively feasible.

I understand that my deferred account will be credited at the end of each fiscal quarter with interest at a rate equal to the prime interest rate at the beginning of each such fiscal quarter announced by Chemical Bank.

I also understand that no funds will be segregated for my benefit, that I will have no interest in such deferred amounts until I am entitled to payment of such; and that such amounts will be subject to the claims of the Company's other creditors until paid to me; and that if I die prior to receipt of all deferred payments, the entire amount of my deferral account will be paid to my designated beneficiary of my Company life insurance, or if there is no such beneficiary at the time of my death, to my estate.

I agree that:

A. Once this form is signed and returned, my elections for deferral cannot be altered and are irrevocable.

B. If I return this form with no choice marked, or if this election form is not returned, the award will be paid in cash at the time payments are made for the current plan year.

C. If I elect deferred payments, but my bonus award is less than $10,000, it will be paid in a single current cash payment.

Income deferred is includable as earnings for the purpose of determining profit sharing contributions only in the year it is received, provided the individual is actively employed at the time of receipt. Therefore, such deferred income will not be includable as earnings for profit sharing benefits in the current year.

I may request acceleration of payment of my deferral account if I incur a heavy financial hardship for which funds are not reasonably available from other sources. Such request must be submitted to the Company's Chief Human Resources officer, and supported by evidence satisfactory to the Company's Compensation Committee or other committee designated by the Company's Board of Directors to make such determinations. Decisions of the Committee will be final. If approved, hardship distribution will be made only in the amount necessary to eliminate the hardship.

The rights of the Employee under this agreement are not subject to assignment, transfer or alienation, except as may be required by law. The payments shall, however, be subject to any applicable payroll or other taxes required to be withheld.


                            EMPLOYEE SIGNATURE:
                                                -------------------------
                            DATE:
                                  ---------------------------------------

ACCEPTED BY:
PLAYTEX PRODUCTS, INC.

BY:
    -------------------------------------------------


UPON COMPLETION OF THIS ELECTION FORM RETURN TO CORPORATE HUMAN RESOURCES

                                                                     EXHIBIT D

                                             MIP CALCULATIONS
                                             ----------------
                     Company Cash          Net              Company         Individual
                   Flow Performance    Sales Target      Profit Target      Performance
Example A        100% of Goal          90% of Goal        105% of Goal       100% of Goal
                    Reached              Reached            Reached             Reached

                100% x .25 = .25    66.66% x .25 =        150% x .25 =       150% x .25 =
                                       .1667                 .375                .375

                           Indexed Attainment of Plan = 116.67%

 Example B       90% of Goal           95% of Goal         95% of Goal           100% of Goal
                     Reached             Reached             Reached               Reached

                 66.66% x .25 =       83.33% x .25 =      83.33% x .25 =         150% x .25 =
                    .1667                .2083               .2083                   .375

                            Indexed Attainment of Plan = 95.83%

Example C        80% of Goal           90% of Goal         90% of Goal           100% of Goal
                   Reached               Reached             Reached               Reached

                  0 x .25 = 0        66.66% x .25 =       66.66% x .25 =         150% x .25 =
                                        .1667                .1667                   .375

                            Indexed Attainment of Plan = 70.84%



              ASSUMING BASE SALARY OF $50,000 and BONUS LEVEL AS % OF BASE SALARY OF 10.00%:

                                              Indexed
                                  Bonus      Attainment             Base              Potential
                                  Level       of Plan              Salary              Award
                                  -----       -------              ------             -------
                    In Ex. A:     10.00%  x    116.67%      x      $50,000      =     $5,834

                    In Ex. B:     10.00%  x     95.83%      x      $50,000      =     $4,792

                    In Ex. C:     10.00%  x     70.84%      x      $50,000      =     $3,542
